Exhibit 10.2

AGREEMENT TO AMEND PROMISSORY NOTE

This Agreement to Amend to Promissory Note (this “Agreement”), dated and effective July 21, 2025 (the “Effective Date”), amends that certain Promissory Note in the principal amount of $100,000, dated May 2, 2025 (the “Promissory Note”), by and between Mangoceuticals, Inc., a Texas corporation (the “Company”), and The Tiger Cub Trust (the “Holder”, and the Holder and the Company, each a “Party” and collectively, the “Parties”). Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Promissory Note.

WHEREAS, Company and Holder desire to amend the Promissory Note on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendment and Restatement of Promissory Note. Effective as of the Effective Date, the Promissory Note is amended and restated to read as set forth on Exhibit A hereto (the “A&R Note”).

2. Warrants. As additional consideration for agreeing to the terms of the A&R Note, the Company agrees to grant the Holder common stock purchase warrants to purchase 50,000 shares of common stock of the Company with an exercise price of $1.80 per share, in the form of Exhibit B hereto.

3. Consideration. Each of the parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

4. Mutual Representations, Covenants and Warranties. Each of the parties, for themselves and for the benefit of each of the other parties hereto, represents, covenants and warranties that:

(a) Such party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b) The execution and delivery by such party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such party is bound or affected; and

Page 1 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.

(c) Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

5. Representations of Holder.

(a) Purchase for Own Account. The A&R Note and Warrants, and the shares of the Company’s common stock issuable upon conversion of the A&R Note and exercise of the Warrants (collectively, the “Company Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) Disclosure of Information.

(i) Holder has received or has had full access to all the information Holder considers necessary or appropriate to make an informed investment decision with respect to the Company Securities. Holder has had an opportunity to ask questions and receive answers from the Company regarding the Company and the Company Securities, and all such questions, if any, have been satisfactorily answered as of the date of this Agreement.

(ii) Without limiting or reducing in any way Section 5(b)(i), above, the Holder acknowledges that it (A) is aware of, has received and had an opportunity to review (a) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”) on March 20, 2025 (the “Annual Report”); (b) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as filed with the SEC on May 15, 2025; and (c) the Company’s current reports on Form 8-K from January 1, 2025, to the date of this Agreement (which filings can be accessed by going to https://www.sec.gov/search-filings, typing “Mangoceuticals” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), in each case (a) through (c), including, but not limited to, the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of Company; and (B) is not relying on any oral representation of Company or any other person, nor any written representation or assurance from Company; in connection with Holder’s acceptance of the Company Securities and investment decision in connection therewith.

Page 2 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.

(c) Illiquid Securities. Holder realizes that the Company Securities cannot readily be sold as they will be restricted securities.

(d) Discussions with Advisors. Holder has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Company Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Company Securities are a suitable investment for it.

(e) No General Solicitation. Holder has not become aware of and has not been offered the Company Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(f) No Registration Rights. Holder confirms and acknowledges that Company is not under any obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Company Securities.

(g) Investment Experience. Holder understands that the acquisition of Company Securities involves substantial risk. Holder acknowledges that Holder can bear the economic risk of Holder’s investment in the Company Securities, and has sufficient knowledge and experience in financial or business matters such that Holder is capable of evaluating the merits and risks of this investment in the Company Securities and protecting its own interests in connection with this investment. Holder hereby represents that it is an “accredited investor,” as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Restricted Shares. Holder understands that the Company Securities are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from Company in a transaction not involving a public offering and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Holder represents that Holder is familiar with Rule 144 as promulgated under the Securities Act and as presently in effect, and understands the resale limitations imposed thereby and by other applicable provisions of the Securities Act.

Page 3 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.

(i) Legend. Holder acknowledges and understands that the certificates or book-entry statements evidencing the Company Securities will bear the legend set forth below:

“[THE SECURITIES [REPRESENTED HEREBY / ISSUABLE UPON CONVERSION / ISSUABLE EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

6. Entire Agreement. This Agreement and the exhibits hereto set forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersede all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise.

7. Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

8. Governing Law and Jurisdiction. It is the intention of the Parties that the terms and provisions of this Agreement are to be construed in accordance with and governed by the laws of the State of Texas. Any dispute, claim, controversy, or legal proceeding arising out of or relating to this Agreement in any way (any “Dispute”) shall be exclusively brought before a business court in the First Business Court Division of the State of Texas (the “Business Court”), if the Dispute meets the jurisdictional requirements of such Business Court; and, if the Dispute does not meet the jurisdictional requirements of such Business Court, or the Business Court is not then accepting new case filings, then the Dispute shall be exclusively brought in the Circuit Court in and for Dallas County, Texas. The Parties also hereby consent to supplemental jurisdiction by the Business Court over any claims that are part of the same case or controversy as that which meets the primary jurisdictional requirements of such Business Court. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE COMPANY AND HOLDER (EACH PARTY HAVING HAD AN OPPORTUNITY TO CONSULT COUNSEL), THE COMPANY AND HOLDER EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT.

9. Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither party shall be able to assign this Agreement without the prior written consent of the other Party; provided, that, either Party can assign this Agreement to a successor to all or substantially all of its business to which this Agreement relates, whether by asset sale, merger, reorganization or otherwise.

Page 4 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.

10. No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

11. Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

12. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (including email) or as an electronic download (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Page 5 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

BORROWER

Mangoceuticals, Inc.

____________________________

Its: __________________

Printed Name: _________________

HOLDER

The Tiger Cub Trust

Signature:____________________

By:_________________________

Its:_________________________

Page 6 of 6 Agreement to Amend to Promissory Note Mangoceuticals, Inc.